UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 Horton Street, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.                                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2004, the Board of Directors of Chiron Corporation elected Richard H. Wills, age 49, to Chiron’s Board.  Mr. Wills currently serves as the chief executive officer, president and chairman of Tektronix, Inc., a technology company providing measurement solutions to the communications and semiconductor industries worldwide.

Mr. Wills will be proposed for re-election at the next annual meeting of Chiron stockholders in 2005. Mr. Wills has not yet been named to serve on any committees of the Board.

There was no arrangement or understanding between Mr. Wills and any other person pursuant to which Mr. Wills was elected to the Chiron’s Board.

On September 9, 2004, Chiron issued a press release, which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, regarding Mr. Wills’ election to Chiron’s Board.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit Number

99.1	Press release issued September 9, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION
(Registrant)

Date: September 10, 2004	By:	/s/William G. Green
William G. Green
Sr. Vice President, Special Counsel and Secretary